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                                                                    EXHIBIT 23.a

                              ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in the December 31, 1999 Form 10-K into this prospectus.


                                                      /s/ Arthur Andersen LLP

Vienna, Virginia
July 10, 2000